UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07418

Legg Mason Global Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD	21202
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

Item 1.	Report to Shareholders

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Global Trust, Inc.’s annual report for Emerging Markets Trust and International Equity Trust for the year ended December 31, 2008.

Total returns for various periods ended December 31, 2008 are:

	Total Returns
	6 Months	12 Months
Emerging Markets TrustA :
Primary ClassB	–52.59%	–57.62%
Financial Intermediary Class	–52.39%	–57.29%
Institutional Class	–52.35%	–57.19%
International Equity TrustC :
Primary ClassB	–39.10%	–45.95%
Class R	–39.04%	–45.80%
Financial Intermediary Class	–38.87%	–45.54%
Institutional Class	–38.82%	–45.38%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Classes CB and R, please visit www.leggmason.com/individualinvestors. For the Financial Intermediary, Institutional and Institutional SelectD Classes, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Information for each of the Fund’s performance over longer periods of time is shown in their respective Performance Information sections within this report. For more information about the Funds’ respective share classes included in the report, please contact your financial advisor.

The market environment of the past 12 months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including, of course, U.S. equities.

We understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support and repair our financial system.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. We also believe in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

2	Annual Report to Shareholders

Information about each Fund’s performance over longer periods of time is shown in the respective Performance Information sections within this report. For more information about the Funds’ share classes included in this report, please contact your financial advisor.

PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, has completed its annual examination of the Funds, and audited financial statements for the fiscal year ended December 31, 2008 are included in this report.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

This is my first letter to you as Chairman of the Funds. In November, the Funds’ Board of Directors elected David Odenath as President and me as Chairman of the Board of Directors of the Funds. At that meeting, Jack Curley, who served as Chairman of all the Legg Mason Funds, retired after many years of exemplary service. Jack embodied the finest qualities of a good chairman; he was ethical, hard-working and perceptive. He had a deep understanding of mutual fund issues and always acted in the shareholders’ best interests. I have big shoes to fill and I will work hard to do so. We wish Jack all the best and thank him for his many years of service.

Sincerely,

Mark R. Fetting	David R. Odenath
Chairman	President

February 27, 2009

A	Emerging Markets Trust’s performance does not reflect its redemption fee, which is 2% of the proceeds of shares redeemed or exchanged within 60 days of purchase.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	International Equity’s performance does not reflect its redemption fee, which is 2% of the proceeds of shares redeemed or exchanged within 60 days of purchase.

D	The inception dates of the Institutional Select Class of Emerging Markets Trust and International Equity Trust are August 29, 2008 and August 4, 2008, respectively.

Annual Report to Shareholders	3

Management’s Discussion of Fund Performance

Legg Mason Emerging Markets Trust

Total returns for the Fund for various periods ended December 31, 2008 are presented below, along with those of comparative indices:

			Average Annual Total Returns
	Six Months	One Year	Five Years	Ten Years	Since InceptionA
Emerging Markets Trust:
Primary ClassB	-52.59%	-57.62%	+6.55%	+11.26%	+5.79%
Financial Intermediary Class	-52.39%	-57.29%	N/A	N/A	-34.72%
Institutional Class	-52.35%	-57.19%	N/A	N/A	+3.43%
MSCI Emerging Markets IndexC	-47.11%	-53.33%	+7.66%	+9.02%	N/A
Lipper Emerging Markets Funds Category AverageD	-48.52%	-55.47%	+6.04%	+9.16%	+3.45%
S&P 500 IndexE	-28.48%	-37.00%	-2.19%	-1.38%	+4.17%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Class CB, please visit www.leggmason.com/individualinvestors. For the Financial Intermediary, Institutional and Institutional SelectF Classes, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance does not reflect a 2% redemption fee, which is deducted from the proceeds of shares of the Fund redeemed or exchanged within 60 days of purchase. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Emerging markets underperformed developed markets in 2008, after outperforming in 2007 when the MSCI Emerging Markets Index (the “Index”) reached a peak. The return for the Index was -53.33% for the year, while the S&P 500 Index and MSCI EAFE IndexG declined 37.00% and 43.38%, respectively. Among the regions within the Index, all posted negative returns in double digits with Latin America marginally the strongest performer, declining slightly less than the benchmark at -51.3%. Russia was the laggard from a country perspective at -73.8%, suffering from its sensitivity to the commodity price collapse.

4	Annual Report to Shareholders

For the year ended December 31, 2008, the total return for the Primary Class was -57.62%, underperforming both the Index and the Lipper Emerging Markets Funds Category Average. For the Fund, stock selection detracted from relative value for the year, while country allocation contributed positively. The greatest detractors from stock selection were in Russia, the Middle East and South Africa, while selection in Taiwan and Turkey was strong. Country allocation decisions that added relative value included an underweight position in China in the first quarter, moving to an overweight position in the fourth quarter, and overweight positions in the Middle East, Brazil and South Africa.

Batterymarch Financial Management, Inc.

January 20, 2009

A

The inception date of the Primary Class is May 28, 1996. The inception date of the Financial Intermediary Class is June 29, 2007. The inception date of the Institutional Class is June 23, 2005. The inception date of the Institutional Select Class is August 29, 2008. Index returns are for periods beginning May 31, 1996.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

D

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Emerging Markets Funds Category Average is comprised of the Fund’s peer group of mutual funds.

E	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

F	Performance of the Institutional Select Class is not shown because this share class commenced operations on August 29, 2008.

G

The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

N/A — Not applicable.

Annual Report to Shareholders	5

Expense Example

Emerging Markets Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class and Financial Intermediary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period. For the Primary, Institutional and Financial Intermediary Classes, the example is based on an investment of $1,000 invested on July 1, 2008 and held through December 31, 2008; for Institutional Select Class, the example is based on an investment of $1,000 invested on August 29, 2008 (commencement of operations) and held through December 31, 2008.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008 for each class, even though the Institutional Select Class did not begin operations until August 29, 2008.

6	Annual Report to Shareholders

Expense Example — Continued

Hypothetical Example for Comparison Purposes — Continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the effect of the redemption fee, which is a transaction cost. Therefore, the second line for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if a redemption fee applied to your transactions, your costs would have been higher.

	Beginning Account Value 7/1/08		Ending Account Value 12/31/08	Expenses PaidA During the Period 07/01/08 to 12/31/08
Primary Class:
Actual	$1,000.00		$474.10	$8.34
Hypothetical (5% return before expenses)	1,000.00		1,013.83	11.39
Financial Intermediary Class:
Actual	$1,000.00		$476.10	$5.57
Hypothetical (5% return before expenses)	1,000.00		1,017.60	7.61
Institutional Class:
Actual	$1,000.00		$476.50	$4.64
Hypothetical (5% return before expenses)	1,000.00		1,018.85	6.34
Institutional Select Class:
Actual	$1,000.00	B	$544.80	$3.30	C
Hypothetical (5% return before expenses)	1,000.00		1,018.85	6.34

A

These calculations are based on expenses incurred from July 1, 2008 to December 31, 2008. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratios of 2.25%, 1.50% and 1.25% for the Primary Class, Financial Intermediary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 366.

B	Beginning account value is as of August 29, 2008 (commencement of operations).

C

This calculation is based on expenses incurred from August 29, 2008 (commencement of operations) to December 31, 2008. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 1.25% for the Institutional Select Class, multiplied by the average values over the period, multiplied by the number of days in the fiscal period (125) and divided by 366.

Annual Report to Shareholders	7

Performance Information

Emerging Markets Trust

The graphs on the following pages compare the Fund’s total return to that of a closely matched broad-based securities market indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in each of the Financial Intermediary Class and Institutional Class shares of the Fund for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market indices do not take into account any transaction costs associated with buying and selling portfolio securities in the indices or other administrative expenses.

Due to the limited operating history of Institutional Select Class, a performance graph is not presented. Institutional Select Class shares, which began operations on August 29, 2008 had a total return of –45.52% for the period ended December 31, 2008.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

8	Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–57.62%	–57.62%
Five Years	+37.35%	+6.55%
Ten Years	+190.61%	+11.26%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A

The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross) is a market-weighted aggregate of 26 individual emerging country indices calculated with the maximum possible dividend reinvestment. This graph is provided for illustrative purposes only due to the lack of operating history of the Fund’s current benchmark: MSCI EM (Net).

Annual Report to Shareholders	9

Growth of a $10,000 Investment — Primary Class

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B

The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) is a market-weighted aggregate of 26 individual emerging country indices calculated with the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-residential individuals who do not benefit from double taxation treaties. Index returns are for periods beginning December 31, 2000.

10	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–57.29%	–57.29%
Life of Class*	–47.41%	–34.72%

*	Inception date: June 29, 2007

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. The performance data quoted represents past performance and does not guarantee future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning June 30, 2007.

Annual Report to Shareholders	11

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–57.19%	–57.19%
Life of Class*	+12.64%	+3.43%

*	Inception date: June 23, 2005

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. The performance data quoted represents past performance and does not guarantee future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

D	Index returns are for periods beginning June 30, 2005.

12	Annual Report to Shareholders

Industry Diversification

Emerging Markets Trust

December 31, 2008

	% of Net Assets	Value
Airlines	0.2%	$500,710
Auto Components	1.2	3,820,654
Beverages	0.8	2,436,296
Building Products	0.6	1,737,724
Capital Markets	1.1	3,313,328
Chemicals	1.1	3,316,227
Commercial Banks	17.8	55,890,895
Commercial Services and Supplies	0.2	479,619
Computers and Peripherals	2.0	6,260,569
Construction and Engineering	2.8	8,761,931
Construction Materials	0.7	2,077,008
Diversified Financial Services	1.7	5,459,707
Diversified Telecommunication Services	2.8	8,789,663
Electric Utilities	1.3	4,068,644
Electrical Equipment	0.7	2,201,128
Electronic Equipment, Instruments & Components	0.5	1,644,952
Food and Staples Retailing	1.4	4,506,859
Food Products	3.6	11,275,522
Gas Utilities	1.1	3,496,411
Health Care Equipment and Supplies	0.1	447,890
Hotels, Restaurants and Leisure	0.2	641,705
Household Durables	2.3	7,292,273
Independent Power Producers and Energy Traders	0.5	1,672,135
Industrial Conglomerates	0.8	2,588,300
Insurance	3.9	12,263,838
Internet and Catalog Retail	0.3	972,832
Internet Software and Services	0.7	2,189,776
Life Sciences Tools and Services	0.4	1,379,594
Machinery	0.6	2,018,203
Marine	0.1	453,816
Media	1.2	3,729,875
Metals and Mining	7.5	23,369,146
Multiline Retail	0.3	785,168
Oil, Gas and Consumable Fuels	11.0	34,463,600
Paper and Forest Products	0.3	932,013
Personal Products	0.1	435,289
Pharmaceuticals	2.2	6,815,424
Real Estate Investment Trusts (REITs)	0.0	135,220
Real Estate Management and Development	0.7	2,094,134
Road and Rail	0.3	1,001,240
Semiconductors and Semiconductor Equipment	7.0	22,070,190
Software	0.1	387,687
Specialty Retail	0.4	1,111,972
Textiles, Apparel and Luxury Goods	0.2	657,164
Tobacco	1.3	4,144,913
Transportation Infrastructure	0.1	319,048
Wireless Telecommunication Services	13.9	43,631,242

Total Investment Portfolio	98.1	308,041,534
Other Assets Less Liabilities	1.9	5,941,502

Net Assets	100.0%	$313,983,036

Annual Report to Shareholders	13

Portfolio of Investments

Emerging Markets Trust

December 31, 2008

	Shares/Par	Value
Common Stocks and Equity Interests — 94.0%
Bahrain — 0.1%
Gulf Finance House E.C. – GDR	32,100	$272,850	A

Brazil — 12.9%
Banco Bradesco SA – ADR	122,000	1,204,140
Banco do Brasil SA	298,200	1,932,595
Banco Itau Holding Financeira SA – ADR	173,050	2,007,380
Banco Panamericano SA	225,200	242,519
BM&F BOVESPA SA	247,400	651,012
Brascan Residential Properties SA	141,300	150,996
Camargo Correa Desenvolvimento Imobiliario SA	120,600	128,203
Centrais Eletricas Brasileiras SA	75,500	847,784
Companhia Siderurgica Nacional SA (CSN) – ADR	63,400	812,154
Companhia Vale do Rio Doce (CVRD) – ADR	928,900	9,892,785
Cyrela Brazil Realty SA	43,300	174,474
EDP – Energias do Brasil SA	40,100	392,040
Gafisa SA ADR	103,700	960,262
Gerdau SA – ADR	205,100	1,353,660
Localiza Rent a Car SA	323,800	1,001,240
Marfrig Frigorificos e Comercio de Alimentos SA	43,300	141,646	B
Metalfrio Solutions SA	247,900	765,386	C
PDG Realty SA Empreendimentos e Participacoes	126,200	618,611
Petroleo Brasileiro SA – ADR	537,100	10,962,211
SLC Agricola SA	52,600	320,670
Sul America SA	70,600	488,561
Suzano Papel e Celulose SA	159,500	838,053	B
Totvs SA	24,334	387,687
Tractebel Energia SA	26,800	217,403

14	Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

	Shares/Par	Value
Brazil — Continued
Unibanco – Uniao de Bancos Brasileiros SA – GDR	57,100	$3,689,802
Usinas Siderurgicas de Minas Gerais SA	38,675	439,140

		40,620,414

Cayman Islands — 1.3%
China High Speed Transmission Equipment Group Co. Ltd.	688,200	839,864
Golden Eagle Retail Group Ltd.	1,117,000	785,168
Soho China Ltd.	1,574,400	681,689
Tencent Holdings Ltd.	265,800	1,730,421

		4,037,142

Chile — 1.0%
Compania Cervecerias Unidas SA – ADR	48,000	1,255,200
Empresa Nacional de Electricidad SA	20,100	673,149
Enersis SA	46,500	592,410
Lan Airlines SA – ADR	62,200	500,710

		3,021,469

China — 16.5%
Bank of China Ltd.	2,769,000	763,554
Chaoda Modern Agriculture Ltd.	4,379,596	2,819,355
China Construction Bank Corp.	8,268,100	4,575,465
China Life Insurance Co. Ltd.	1,320,000	4,067,689
China Merchants Bank Co. Ltd.	309,500	580,245
China Mobile Ltd.	1,453,500	14,736,753
China National Building Material Co. Ltd.	330,000	401,778
China Overseas Land and Investment Ltd.	774,000	1,088,065
China Petroleum and Chemical Corp. (Sinopec)	2,240,000	1,379,960
China Railway Construction Corp.	1,867,500	2,802,622	B
China Railway Group Ltd.	3,511,000	2,464,049	B
China South Locomotive and Rolling Stock Corp. Ltd.	2,453,100	1,341,894	B
China Yurun Food Group Ltd.	2,228,000	2,636,009

Annual Report to Shareholders	15

	Shares/Par		Value
China — Continued
Hengan International Group Co. Ltd.	135,000		$435,289
Huaneng Power International Inc.	1,070,000		781,583
Industrial and Commercial Bank of China – Class H	13,081,800		6,952,559
PetroChina Co. Ltd.	2,842,000		2,518,187
Prime Success International Group Ltd.	144,000		23,556
Sinofert Holdings Ltd.	2,752,000		1,342,031

			51,710,643

Czech Republic — 0.2%
CEZ AS	18,300		747,704

Egypt — 1.3%
Egyptian Financial Group-Hermes Holding	406,700		1,281,961
Egyptian Kuwaiti Holding Co.	1,193,529		1,567,619
Orascom Construction Industries	54,046		1,369,392

			4,218,972

Hong Kong — 1.5%
China Agri-Industries Holdings Ltd.	4,587,000		2,296,184	B
China Everbright Ltd.	386,000		479,619
China Overseas Land and Investment Ltd.	30,960	rts	11,105	B
CNOOC Ltd.	2,076,000		1,972,803

			4,759,711

Hungary — 0.2%
Richter Gedeon Nyrt	3,434		511,404

India — 5.5%
Bank of India	338,100		2,026,384
Cairn India Ltd.	237,100		849,071	B
Canara Bank Ltd.	124,300		485,989
Crompton Greaves Ltd.	485,271		1,361,264
Divi’s Laboratories Ltd.	49,860		1,379,594
Gail India Ltd.	554,594		2,383,480

16	Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

	Shares/Par	Value
India — Continued
Opto Circuits India Ltd.	243,015	$447,890
Power Finance Corp.	237,300	653,398
Reliance Industries Ltd.	44,507	1,133,661
Sintex Industries Ltd.	448,300	1,737,724
State Bank of India	127,842	3,416,151
Sun Pharmaceutical Industries Ltd.	63,100	1,394,707
Union Bank Of India Ltd.	7,700	26,208

		17,295,521

Indonesia — 1.4%
PT Bank Central Asia Tbk	2,365,000	720,238
PT Bank Rakyat Indonesia	5,414,000	2,434,999
PT Perusahaan Gas Negara	2,425,000	447,106
PT United Tractors Tbk	1,595,666	676,309

		4,278,652

Israel — 1.1%
Teva Pharmaceutical Industries Ltd. – ADR	84,700	3,605,679

Kazakhstan — 0.8%
Kazakhstan Kagazy PLC – GDR	324,000	93,960	A,B,C
KazMunaiGas Exploration Production – GDR	181,080	2,281,608

		2,375,568

Malaysia — 0.7%
Public Bank Berhad	835,000	2,144,281

Mexico — 5.7%
Alsea SA de CV	1,431,022	641,705	B
America Movil SA de CV	2,231,093	3,423,528
America Movil SA de CV – ADR	173,000	5,361,270
Corporacion GEO SA de CV	937,900	1,056,522	B
Desarrolladora Homex SA de CV	77,900	293,071	B
Desarrolladora Homex SA de CV – ADR	17,200	392,676	B

Annual Report to Shareholders	17

	Shares/Par	Value
Mexico — Continued
Fomento Economico Mexicano SA de CV – ADR	39,200	$1,181,096
Grupo Financiero Banorte SA de CV – Class O	1,086,800	1,961,945
Grupo Mexico SAB de CV	1,647,890	1,059,047
Grupo Televisa SA – ADR	133,100	1,988,514
Mexichem SA de CV	582,300	523,916

		17,883,290

Pakistan — 0.3%
Fauji Fertilizer Co. Ltd.	1,318,959	992,650

Peru — 0.4%
Credicorp Ltd.	25,100	1,253,996

Philippines — 0.6%
Philippine Long Distance Telephone Co.	40,000	1,878,198

Poland — 0.1%
KGHM Polska Miedz SA	47,100	449,751

Qatar — 0.8%
Doha Bank QSC	72,000	850,071
Qatar National Bank	32,600	1,522,565

		2,372,636

Russia — 5.8%
Chelyabinsk Zink Factory – GDR	169,800	169,800	A,B,C
Gazprom	349,200	1,292,750
Gazprom – ADR	478,400	6,856,910
LUKOIL – ADR	32,600	1,044,830
Magnitogorsk Iron and Steel Works – GDR	114,900	298,740
MMC Norilsk Nickel	3,967	264,406
Mobile Telesystems OJSC – ADR	119,500	3,188,260

18	Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

	Shares/Par	Value
Russia — Continued
NovaTek OAO – GDR	61,100	$1,170,065	A
PIK Group – GDR	324,900	313,275	B
Uralkali – GDR	53,700	480,998
Vimpel-Communications – ADR	413,500	2,960,660
Vsmpo-Avisma Corp.	8,900	276,078	C

		18,316,772

South Africa — 9.0%
ABSA Group Ltd.	108,700	1,279,777
Adcock Ingram Holdings Ltd.	92,500	391,142	B
African Bank Investments Ltd.	119,200	334,207
Aspen Pharmacare Holding Ltd.	140,029	511,244	B
Aveng Ltd.	351,006	1,174,781
Discovery Holdings Ltd.	362,900	1,020,516
FirstRand Ltd.	701,500	1,230,449
Harmony Gold Mining Co. Ltd.	232,400	2,535,410	B
Kumba Iron Ore Ltd.	58,600	1,035,293
Massmart Holdings Ltd.	168,200	1,543,797
Mr. Price Group Ltd.	329,800	886,230
MTN Group Ltd.	468,866	5,547,553
Murray and Roberts Holdings Ltd.	282,870	1,480,972
Naspers Ltd.	95,800	1,741,361
Remgro Ltd.	153,700	1,275,791
Sasol Ltd.	79,500	2,428,442
Shoprite Holdings Ltd.	285,800	1,644,719
Tiger Brands Ltd.	109,000	1,696,751
Truworths International Ltd.	60,800	225,742
Wilson Bayly Holmes-Ovcon Ltd.	19,300	225,414

		28,209,591

South Korea — 13.4%
CJ Home Shopping	32,500	972,832	B
Halla Climate Control Corp.	128,500	717,202	B
Hyundai Marine and Fire Insurance Co. Ltd.	95,920	1,127,794
Hyundai Mobis	60,000	3,103,452	B

Annual Report to Shareholders	19

	Shares/Par	Value
South Korea — Continued
KB Financial Group Inc. – ADR	51,600	$1,351,920	B
Korea Electric Power Corp.	46,723	1,079,082	B
Korea Gas Corp.	14,200	665,825	B
KT Corp.	60,000	1,756,281	B
KT&G Corp.	66,760	4,144,913	B
LG Electronics Inc.	44,412	2,752,072	B
LG Telecom Ltd.	317,500	2,477,606	B
LIG Non-Life Insurance Co. Ltd.	140,540	1,242,762
Nong Shim Co. Ltd.	3,500	685,623	B
POSCO	8,210	2,342,419
Samsung Electronics Co. Ltd.	29,245	10,693,629
Samsung Fire and Marine Insurance Co. Ltd.	15,550	2,385,192
Shinhan Financial Group Co. Ltd.	116,260	2,614,443	B
SK Telecom Co., Ltd.	9,660	1,575,058
Yuhan Corp.	2,309	401,248	B

		42,089,353

Taiwan — 10.1%
Catcher Technology Co. Ltd.	175,000	293,863
Cathay Financial Holding Co., Ltd.	650,000	729,419
China Life Insurance Co. Ltd	1,484,350	548,507	B
Chunghwa Telecom Co. Ltd.	1,151,700	1,837,690
Chunghwa Telecom Co. Ltd. – ADR	143,271	2,235,032
Compal Electronics Inc.	2,470,000	1,313,578
First Financial Holding Co. Ltd.	1,638,128	868,346
Formosa Plastics Corp.	375,000	500,548
High Tech Computer Corp.	162,900	1,643,213
Hon Hai Precision Industry Co. Ltd.	834,384	1,644,952
MediaTek Inc.	68,000	459,355
President Chain Store Corp.	549,000	1,318,343
Quanta Computer Inc.	2,830,000	3,009,915
Siliconware Precision Industries Co. – ADR	187,068	834,323
Taiwan Cement Corp.	1,607,000	1,328,479
Taiwan Mobile Co. Ltd.	2,082,609	3,095,347

20	Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

	Shares/Par	Value
Taiwan — Continued
Taiwan Semiconductor Manufacturing Co. Ltd.	4,007,673	$5,485,424
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	452,250	3,572,775
U-Ming Marine Transport Corp.	376,000	453,816
Uni-President Enterprises Corp.	767,000	679,284

		31,852,209

Thailand — 0.7%
PTT Public Company Limited	113,900	573,102
Siam Cement Public Company Limited	109,100	346,751
Total Access Communication Public Company Limited	1,500,000	1,380,104

		2,299,957

Turkey — 2.5%
Asya Katilim Bankasi AS	1,016,700	770,446	B
Dogus GE Gayrimenkul Yatirim Ortakligi AS (REIT)	450,000	135,220	B
Enka Insaat ve Sanayi AS	170,300	583,412
Tekfen Holding AS	380,600	725,673
Turkcell Iletisim Hizmet AS	168,100	967,565
Turkiye Garanti Bankasi AS	1,373,600	2,345,425	B
Turkiye Halk Bankasi AS	309,300	928,644
Yapi ve Kredi Bankasi AS	900,000	1,234,586	B

		7,690,971

United Arab Emirates — 0.1%
Shuaa Capital PSC	701,177	190,898

Total Common Stocks and Equity Interests (Cost — $442,790,003)		295,080,282

Preferred Stocks — 2.4%
Brazil — 2.4%
Banco Itau Holding Financeira SA	55,750	639,420
Bradespar SA	132,200	1,122,651

Annual Report to Shareholders	21

	Shares/Par	Value
Brazil — Continued
Companhia de Transmissao de Energia Eletrica Paulista	22,300	$409,624	B
Itausa – Investimentos Itau SA	838,523	2,984,585
Metalurgica Gerdau SA	127,400	1,130,587
Usinas Siderurgicas de Minas Gerais SA	112,200	1,309,876

Total Preferred Stocks (Cost — $14,602,197)		7,596,743

Warrants — 1.6%
China — 0.5%
Qinghai Salt Lake Industrial Group Co.	179,340wts	1,484,039	B

Netherlands — 0.8%
BNP Paribas	1,959,100	1,604,503	B
Fujian Septwolves Industry Co. Ltd.	410,900	633,608	B
Hubei Chutian Expressway Co. Ltd.	575,900	319,048	B

		2,557,159

Netherlands Antilles — 0.3%
Global Investment House KSCC	1,223,730	845,597	B

Total Warrants (Cost — $7,185,092)		4,886,795

Corporate Bonds and Notes — 0.1%
United Kingdom — 0.1%
HSBC Bank PLC, 0%, 6/2/11	$442,000	$477,714	D

Total Corporate Bonds and Notes (Cost — $756,881)		477,714

Total Investments — 98.1% (Cost — $465,334,173)E		308,041,534
Other Assets Less Liabilities — 1.9%		5,941,502

Net Assets — 100.0%		$313,983,036

A

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 0.54% of net assets.

22	Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

B	Non-income producing.

C	Illiquid security valued at fair value under the procedures approved by the Board of Directors.

D	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

E	At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,502,194
Gross unrealized depreciation	(170,297,645)

Net unrealized depreciation	$(161,795,451)

ADR — American Depository Receipt

GDR — Global Depository Receipt

See notes to financial statements.

Annual Report to Shareholders	23

Statement of Assets and Liabilities

Emerging Markets Trust

December 31, 2008

Assets:
Investment securities at value (Cost – $465,334,173)		$308,041,534
Cash		4,571,817
Foreign currency at value (Cost – $527,233)		521,927
Receivable for fund shares sold		3,551,061
Receivable for securities sold		1,066,470
Dividends and interest receivable		1,052,839
Unrealized appreciation of forward currency contracts		3,516

Total assets		318,809,164
Liabilities:
Payable for fund shares repurchased	$2,056,717
Payable for securities purchased	1,962,781
Accrued distribution and service fees	98,869
Accrued management fee	319,139
Payable for foreign capital gains taxes	646
Accrued expenses	350,083
Unrealized depreciation of forward currency contracts	37,893

Total liabilities		4,826,128

Net Assets		$313,983,036

Net assets consist of:
Accumulated paid-in-capital		$556,299,135
Undistributed net investment income		3,383,760
Accumulated net realized loss on investments and foreign currency transactions		(88,320,246)
Net unrealized depreciation on investments and foreign currency translations		(157,379,613	)A

Net Assets		$313,983,036

Net Asset Value Per Share:
Primary ClassB (15,137,949 shares outstanding)		$11.72

Financial Intermediary Class (872,572 shares outstanding)		$11.95

Institutional Class (8,801,418 shares outstanding)		$11.97

Institutional Select Class (1,738,307 shares outstanding)		$11.97

A	Net of deferred foreign taxes of $645.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

See notes to financial statements.

24	Annual Report to Shareholders

Statement of Operations

Emerging Markets Trust

For the Year Ended December 31, 2008

Investment Income:
Dividends	$16,545,126
Interest	360,517
Less: Foreign taxes withheld	(1,416,623)

Total income			$15,489,020
Expenses:
Management fees	5,101,326
Distribution and service fees:
Primary Class	3,885,488
Financial Intermediary Class	21,649
Audit and legal fees	73,845
Custodian fees	902,642
Directors’ fees and expenses	70,962
Registration fees	100,936
Reports to shareholders:
Primary Class	77,739
Financial Intermediary Class	1,733
Institutional Class	22,064
Institutional Select Class	1,600
Transfer agent and shareholder servicing expense:
Primary Class	254,152
Financial Intermediary Class	24,695
Institutional Class	46,066
Institutional Select Class	748
Other expenses	45,202

	10,630,847
Less: Fees waived	(14,195)
Expenses reimbursed by adviser	(325,661)
Compensating balance credits	(7,941)

Net expenses			10,283,050

Net Investment Income			5,205,970
Net Realized and Unrealized (Loss) on Investments:
Net realized (loss) on:
Investments	(87,662,114	)A
Foreign currency transactions	(1,807,491)

			(89,469,605)
Change in unrealized appreciation/(depreciation) of:
Investments and foreign currency translations	(333,607,777	)B
Assets and liabilities denominated in foreign currency	(92,119)

			(333,699,896)

Net Realized and Unrealized Loss on Investments			(423,169,501)

Change in Net Assets Resulting From Operations			$(417,963,531)

A	Net of foreign taxes withheld of $382,626.

B	Net of deferred foreign taxes of $654.

See notes to financial statements.

Annual Report to Shareholders	25

Statement of Changes in Net Assets

Emerging Markets Trust

	For the Years Ended December 31,
	2008	2007
Change in Net Assets:
Net investment income (loss)	$5,205,970	$(781,079)
Net realized gain/(loss)	(89,469,605)	93,338,125
Change in unrealized appreciation/(depreciation)	(333,699,896)	82,024,316

Change in net assets resulting from operations	(417,963,531)	174,581,362
Distributions to shareholders from:
Net investment income:
Primary Class	—	(394,808)
Financial Intermediary Class	—	(58,308)
Institutional Class	—	(548,153)
Institutional Select Class	—	N/A
Net realized gain on investments:
Primary Class	(7,008,934)	(84,009,114)
Financial Intermediary Class	(117,310)	(1,096,529)
Institutional Class	(1,824,006)	(9,866,048)
Institutional Select Class	—	N/A
Change in net assets from fund share transactions:
Primary Class	(47,097,238)	98,076,362
Financial Intermediary Class	10,794,146	7,292,221
Institutional Class	168,593,012	24,806,365
Institutional Select Class	21,771,502	N/A

Change in net assets	(272,852,359)	208,783,350
Net Assets:
Beginning of year	586,835,395	378,052,045

End of year	$313,983,036	$586,835,395

Under/(Over) distributions of net investment income, respectively	$3,383,760	$(239,385)

N/A — Not Applicable

See notes to financial statements.

26	Annual Report to Shareholders

Financial Highlights

Emerging Markets Trust

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$28.06		$23.20		$19.80		$16.70	$14.69

Investment operations:
Net investment income/(loss)	0.16	A	(.07	)A	(.04	)A	.07	(.01)
Net realized and unrealized gain/(loss)	(16.13)		10.36		6.38		6.04	2.98

Total from investment operations	(15.97)		10.29		6.34		6.11	2.97

Distributions from:
Net investment income	—		(.03)		—		(.02)	—
Net realized gain on investments	(.37)		(5.40)		(2.94)		(2.99)	(.96)

Total distributions	(.37)		(5.43)		(2.94)		(3.01)	(.96)

Net asset value, end of year	$11.72		$28.06		$23.20		$19.80	$16.70

Total return	(57.62)%		45.74%		33.18%		38.51%	20.51%
Ratios to Average Net Assets:B
Total expenses	2.32%		2.34%		2.38%		2.54%	2.62%
Expenses net of waivers, if any	2.25%		2.25%		2.25%		2.25%	2.31%
Expenses net of all reductions	2.25%		2.25%		2.25%		2.25%	2.31%
Net investment income (loss)	.74%		(.27)%		(.17)%		.45%	(.08)%
Supplemental Data:
Portfolio turnover rate	70.9%		88.8%		96.4%		132.6%	149.1%
Net assets, end of year (in thousands)	$177,406		$518,255		$349,674		$214,123	$145,835

A	Computed using average daily shares outstanding.

B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders	27

Financial Intermediary Class:

	Year Ended December 31, 2008		Period Ended December 31, 2007 C
Net asset value, beginning of year	$28.38		$27.18

Investment operations:
Net investment income	.29	A	.02	A
Net realized and unrealized gain/(loss)	(16.35)		6.08

Total from investment operations	(16.06)		6.10

Distributions from:
Net investment income	—		(.25)
Net realized gain on investments	(.37)		(4.65)

Total distributions	(.37)		(4.90)

Net asset value, end of year	$11.95		$28.38

Total return	(57.29)%		23.09	%D
Ratios to Average Net Assets:B
Total expenses	1.79%		1.77	%E
Expenses net of waivers, if any	1.50%		1.50	%E
Expenses net of all reductions	1.50%		1.50	%E
Net investment income	1.53%		.13	%E
Supplemental Data:
Portfolio turnover rate	70.9%		88.8	%D
Net assets, end of year (in thousands)	$10,424		$7,706

C	For the period June 29, 2007 (commencement of operations) to December 31, 2007.

D	Not annualized.

E	Annualized.

See notes to financial statements.

28	Annual Report to Shareholders

Financial Highlights — Continued

Emerging Markets Trust — Continued

Institutional Class:

	Years Ended December 31,
	2008		2007		2006		2005F
Net asset value, beginning of year	$28.36		$23.38		$19.74		$16.90

Investment operations:
Net investment income	.35	A	.21	A	.17	A	.04
Net realized and unrealized gain/(loss)	(16.37)		10.47		6.41		5.40

Total from investment operations	(16.02)		10.68		6.58		5.44

Distributions from:
Net investment income	—		(.30)		—		(.19)
Net realized gain on investments	(.37)		(5.40)		(2.94)		(2.41)

Total distributions	(.37)		(5.70)		(2.94)		(2.60)

Net asset value, end of year	$11.97		$28.36		$23.38		$19.74

Total return	(57.19)%		47.20%		34.52%		32.86	%D
Ratios to Average Net Assets:B
Total expenses	1.30%		1.30%		1.31%		1.47	%E
Expenses net of waivers, if any	1.25%		1.25%		1.25%		1.25	%E
Expenses net of all reductions	1.25%		1.25%		1.25%		1.25	%E
Net investment income	1.83%		.74%		.79%		.56	%E
Supplemental Data:
Portfolio turnover rate	70.9%		88.8%		96.4%		132.6	%D
Net assets, end of year (in thousands)	$105,338		$60,874		$28,378		$11,509

F	For the period June 23, 2005 (commencement of operations) to December 31, 2005.

See notes to financial statements.

Annual Report to Shareholders	29

Institutional Select Class:

	Period Ended December 31, 2008G
Net asset value, beginning of period	$21.97

Investment operations:
Net investment income	.05	A
Net realized and unrealized loss	(10.05)

Total from investment operations	(10.00)

Net asset value, end of period	$11.97

Total return	(45.52	)%D
Ratios to Average Net Assets:B
Total expenses	1.29	%E
Expenses net of waivers, if any	1.25	%E
Expenses net of all reductions	1.25	%E
Net investment income	1.29	%E
Supplemental Data:
Portfolio turnover rate	70.9	%D
Net assets, end of period (in thousands)	$20,815

G	For the period August 29, 2008 (commencement of operations) to December 31, 2008.

See notes to financial statements.

30	Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason International Equity Trust

Total returns for the Fund for various periods ended December 31, 2008 are presented below, along with those of comparative indices.

		Average Annual Total Returns
	Six Months	One Year	Five Years	Ten Years	Since InceptionA
International Equity Trust:
Primary ClassB	–39.10%	–45.95%	+1.26%	+0.26%	+2.60%
Class R	–39.04%	–45.80%	N/A	N/A	–23.19%
Financial Intermediary Class	–38.87%	–45.54%	+2.00%	N/A	+6.51%
Institutional Class	–38.82%	–45.38%	+2.32%	+1.27%	+0.31%
MSCI EAFE IndexC	–36.41%	–43.38%	+1.66%	+0.80%	+3.58%
MSCI Emerging Markets IndexD	–47.11%	–53.33%	+7.66%	+9.02%	N/A
Lipper International Multi-Cap Core Funds Category AverageE	–36.27%	–43.01%	+1.61%	+2.31%	+4.68%
S&P 500 IndexF	–28.48%	–37.00%	–2.19%	–1.38%	+6.43%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Classes CB and R, please visit www.leggmason.com/individualinvestors. For the Financial Intermediary, Institutional and Institutional SelectG Classes, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance does not reflect a 2%redemption fee, which is deducted from the proceeds of shares of the Fund redeemed or exchanged within 60 days of purchase. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The MSCI Europe, Australia, Far East (EAFE) Index (the “Index”) returned –43.38% for the year 2008. The Index underperformed the broad market indices in the U.S. but outperformed the emerging markets index. The S&P 500 Index saw a return of –37.00%, while the MSCI Emerging Markets Index returned –53.33%. Among the major regions within the Index, Japan outperformed the other regions while still declining 29.1% for the year. The UK and continental Europe both under-performed with returns of –48.3% and –45.0%, respectively. The smaller regions of both Asia ex-Japan and Australia, New Zealand and Canada saw weak returns of –49.8% and –50.0%, respectively.

Annual Report to Shareholders	31

For the year ended December 31, 2008, the total return for the Primary Class was –45.95%, trailing the Index by 257 basis pointsH. The Lipper International Multi-Cap Core Funds Category Average returned –43.01% over the same period. Stock selection detracted from performance for the year, particularly within Industrials in Japan and continental Europe, and Energy in the Australia, New Zealand and Canada region. Region and sector allocations detracted from relative performance as well, most notably an exposure to emerging markets which underperformed the Index. The most significant contributors were holdings in Financials in the UK and Telecommunication Services in continental Europe.

Batterymarch Financial Management, Inc.

January 20, 2009

A

The inception date of the Primary Class is February 17, 1995. The inception date of Class R is December 28, 2006. The inception date of the Financial Intermediary Class is May 16, 2003. The inception date of the Institutional Class is May 5, 1998. The inception date of the Institutional Select Class is August 4, 2008. Index returns are for periods beginning February 28, 1995.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C

The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

D

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

E

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper International Multi-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds.

F	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

G	Performance of the Institutional Select Class shares is not shown because this share class commenced operations on August 4, 2008.

H	A basis point is one one-hundredth ( 1/100 or 0.01) of one percent.

N/A	— Not applicable.

32	Annual Report to Shareholders

Expense Example

International Equity Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class, Class R and Financial Intermediary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period. For the Institutional Class and Financial Intermediary Class, the example is based on an investment of $1,000 invested on July 1, 2008 and held through December 31, 2008; for Institutional Select Class, the example is based on an investment of $1,000 invested on August 4, 2008 (commencement of operations) and held through December 31, 2008.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008 for each class, even though the Institutional Select Class did not begin operations until August 4, 2008.

Annual Report to Shareholders	33

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the effect of any redemption fees, which is a transaction cost. Therefore, the second line for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if a redemption fee applied to your transactions, your costs would have been higher.

	Beginning Account Value 7/1/08		Ending Account Value 12/31/08	Expenses PaidA During the Period 7/1/08 to 12/31/08
Primary Class:
Actual	$1,000.00		$612.00	$7.76
Hypothetical (5% return before expenses)	1,000.00		1,015.51	9.70
Class R:
Actual	$1,000.00		$612.50	$6.49
Hypothetical (5% return before expenses)	1,000.00		1,017.09	8.11
Financial Intermediary Class:
Actual	$1,000.00		$613.70	$4.97
Hypothetical (5% return before expenses)	1,000.00		1,018.98	6.21
Institutional Class:
Actual	$1,000.00		$614.70	$3.50
Hypothetical (5% return before expenses)	1,000.00		1,020.81	4.38
Institutional Select Class:
Actual	$1,000.00	B	$665.10	$2.91	C
Hypothetical (5% return before expenses)	1,000.00		1,020.85	4.33

A

These calculations are based on expenses incurred from July 1, 2008 to December 31, 2008. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.92%, 1.60%, 1.22% and 0.86% for the Primary Class, Class R, Financial Intermediary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 366.

B	Beginning account value is as of August 4, 2008 (commencement of operations).

C

This calculation is based on expense incurred from August 4, 2008 (commencement of operations) to December 31, 2008. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 0.85% for the Institutional Select Class, multiplied by the average values over the period, multiplied by the number of days in the fiscal period (150) and divided by 366.

34	Annual Report to Shareholders

Performance Information

International Equity Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in Class R, Financial Intermediary Class and Institutional Class shares of the Fund for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Due to the limited operating history of Institutional Select Class, a performance graph is not presented. Institutional Select Class Shares, which began operations on August 4, 2008 had a total return of (33.81)% for the period ended December 31, 2008.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders	35

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–45.95%	–45.95%
Five Years	+6.48%	+1.26%
Ten Years	+2.63%	+0.26%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	An unmanaged index based on the share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index’s portfolio.

36	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Class R

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–45.80%	–45.80%
Life of Class*	–41.13%	–23.19%

*	Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for the periods beginning December 31, 2006.

Annual Report to Shareholders	37

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–45.54%	–45.54%
Five Years	+10.43%	+2.00%
Life of Class*	+42.59%	+6.51%

*	Inception date: May 16, 2003

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning April 30, 2003.

38	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–45.38%	–45.38%
Five Years	+12.14%	+2.32%
Ten Years	+13.42%	+1.27%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	39

Industry Diversification

International Equity Trust

December 31, 2008

	% of Net Assets	Value
Aerospace and Defense	0.8%	$4,270,362
Auto Components	0.5	2,815,627
Automobiles	0.6	3,026,968
Beverages	1.8	9,824,753
Biotechnology	0.8	4,323,086
Building Products	0.4	2,278,074
Chemicals	2.9	15,861,977
Commercial Banks	8.8	48,135,509
Commercial Services and Supplies	1.7	9,147,206
Communications Equipment	0.7	4,079,702
Computers and Peripherals	0.3	1,624,740
Construction and Engineering	0.3	1,660,819
Construction Materials	0.4	2,236,522
Consumer Finance	0.7	3,949,007
Containers and Packaging	0.2	1,288,499
Diversified Consumer Services	0.2	1,315,537
Diversified Financial Services	0.4	2,349,544
Diversified Telecommunication Services	5.9	32,109,036
Electric Utilities	5.1	27,882,981
Electrical Equipment	0.9	5,147,305
Electronic Equipment, Instruments & Components	0.4	2,070,079
Energy Equipment and Services	0.5	2,923,915
Food and Staples Retailing	2.6	14,416,178
Food Products	4.1	22,693,059
Gas Utilities	1.4	7,630,429
Health Care Equipment and Supplies	0.6	3,325,060
Health Care Providers and Services	0.8	4,184,031
Hotels, Restaurants and Leisure	2.5	13,997,975
Household Durables	1.5	8,238,303
Household Products	1.0	5,476,400
Independent Power Producers and Energy Traders	0.4	2,134,391
Industrial Conglomerates	0.5	2,790,042
Insurance	6.6	36,355,082
IT Services	2.1	11,322,553
Leisure Equipment and Products	0.8	4,242,653
Life Sciences Tools and Services	0.5	2,828,816
Media	3.0	16,614,344
Metals and Mining	2.3	12,536,521
Multi-Utilities	1.5	8,116,960
Office Electronics	0.9	4,823,059
Oil, Gas and Consumable Fuels	10.0	54,777,955
Paper and Forest Products	0.4	2,228,033
Pharmaceuticals	11.3	61,646,903
Professional Services	1.3	6,998,196
Real Estate Management and Development	0.5	2,908,137
Road and Rail	1.0	5,393,529
Software	1.3	7,076,869
Textiles, Apparel and Luxury Goods	0.4	2,056,001
Tobacco	2.2	12,056,247
Trading Companies and Distributors	1.8	9,731,238
Wireless Telecommunication Services	2.7	14,699,567

Total Investment Portfolio	100.3%	549,619,779
Other Assets Less Liabilities	(0.3)	(1,720,352)

Net Assets	100%	$547,899,427

40	Annual Report to Shareholders

Portfolio of Investments

International Equity Trust

December 31, 2008

	Shares	Value
Common Stocks and Equity Interests — 100.0%
Australia — 3.4%
Amcor Limited	317,024	$1,288,499
BHP Billiton Ltd.	188,250	3,964,794
Coca-Cola Amatil Ltd.	368,450	2,381,364
Commonwealth Bank of Australia	52,159	1,057,524
Computershare Ltd.	407,250	2,226,960
CSL Ltd/Australia	59,050	1,394,378
Goodman Fielder Ltd.	92,617	86,198
QBE Insurance Group Ltd.	238,800	4,340,808
Telstra Corp. Ltd.	796,100	2,131,641

		18,872,166

Austria — 0.6%
OMV AG	55,500	1,479,560
voestalpine AG	76,300	1,635,969

		3,115,529

Belgium — 0.7%
Colruyt SA	5,500	1,177,879
Mobistar SA	38,100	2,744,157

		3,922,036

Bermuda — 0.2%
Jardine Matheson Holdings Ltd.	52,000	964,163

Canada — 1.6%
Bombardier Inc.	384,000	1,384,204
CGI Group Inc.	237,100	1,843,791	A
Fairfax Financial Holdings Ltd.	10,800	3,411,908
Nortel Networks Corp.	171	44	A
Power Corp. Of Canada	106,600	1,935,984

		8,575,931

Denmark — 0.3%
Trygvesta A/S	23,250	1,442,528

Annual Report to Shareholders	41

	Shares	Value
Finland — 1.1%
Nokia Oyj	263,154	$4,079,658
Sampo Oyj	99,300	1,854,749

		5,934,407

France — 8.7%
Air Liquide SA	22,300	2,040,331
CNP Assurances	37,200	2,691,717
Compagnie de Saint-Gobain	48,300	2,278,074
Essilor International SA	33,400	1,567,131
France Telecom SA	171,500	4,797,056
GDF Suez	84,840	4,201,871
Lafarge SA	3,868	235,176
Lagardere SCA	63,700	2,585,556
Neopost SA	28,100	2,543,427
Pernod-Ricard SA	17,500	1,297,718
Sanofi-Aventis	135,300	8,593,430
Societe Generale	31,500	1,595,397
Thales SA	18,100	755,336
Total SA	126,000	6,869,226
Vivendi	178,900	5,824,565

		47,876,011

Germany — 3.8%
BASF AG	31,400	1,240,756
E.ON AG	92,050	3,722,240
Fresenius Medical Care AG and Co.	65,900	3,090,257
Kloeckner and Co. AG	69,600	1,223,366
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	11,900	1,870,049
RWE AG	43,551	3,915,089
SAP AG	44,300	1,587,674
Siemens AG	37,250	2,790,042
Wacker Chemie AG	11,400	1,212,353

		20,651,826

Greece — 1.0%
OPAP SA	191,680	5,514,323

42	Annual Report to Shareholders

Portfolio of Investments — Continued

International Equity Trust — Continued

	Shares	Value
Hong Kong — 0.9%
Hang Seng Bank Ltd.	189,000	$2,496,229
HongKong Electric Holdings Ltd.	432,000	2,430,143

		4,926,372

Ireland — 0.6%
CRH PLC	79,300	2,001,346
Kerry Group PLC	62,300	1,136,123

		3,137,469

Italy — 4.2%
Alleanza Assicurazioni SpA	258,700	2,108,091
Enel SpA	795,200	5,085,386
ENI SpA	280,454	6,645,605
Finmeccanica SpA	139,100	2,130,822
Fondiaria-Sai SpA	54,900	993,539
Lottomatica SpA	137,300	3,389,969
Prysmian SpA	170,908	2,684,299

		23,037,711

Japan — 23.4%
Aeon Co. Ltd.	229,700	2,300,730
Benesse Corp.	30,100	1,315,537
Bridgestone Corp.	87,800	1,318,652
Central Japan Railway Co.	507	4,381,936
East Japan Railway Co.	126	1,011,593
Exedy Corp.	20,700	206,832
Fukuoka Financial Group Inc.	1,525,000	6,642,570
Hitachi Ltd.	247,000	957,891
Hokuhoku Financial Group Inc.	653,000	1,545,943
Japan Tobacco Inc.	669	2,215,329
JSR Corp.	141,200	1,589,168
KDDI Corp.	898	6,395,905
Kuraray Co. Ltd.	320,500	2,495,047
Lawson Inc.	23,300	1,343,760
Matsushita Electric Industrial Co. Ltd.	122,000	1,528,705
Mitsubishi Corp.	253,000	3,551,726
Mitsubishi Tanabe Pharma Corp.	338,000	5,110,238

Annual Report to Shareholders	43

	Shares	Value
Japan — Continued
Mitsubishi UFJ Financial Group Inc.	565,300	$3,507,643
Mitsui and Co. Ltd.	210,800	2,156,338
Mitsui Fudosan Co. Ltd.	175,000	2,908,137
Mizuho Financial Group Inc.	460	1,438,722
Nidec Corp.	28,600	1,112,188
Nintendo Co. Ltd.	8,900	3,419,334
Nippon Mining Holdings Inc.	288,000	1,237,513
Nippon Oil Corp.	613,000	3,087,304
Nippon Telegraph and Telephone Corp.	1,086	6,016,163
NTT Data Corp.	392	1,573,557
Oji Paper Co. Ltd.	379,000	2,228,033
Oracle Corp. Japan	47,700	2,069,861
Osaka Gas Co. Ltd.	93,000	429,547
Promise Co. Ltd.	155,800	3,949,007
Ricoh Co. Ltd.	179,000	2,279,632
Sankyo Co. Ltd.	84,000	4,242,653
Sekisui House Ltd.	505,000	4,420,283
Shin-Etsu Chemical Co. Ltd.	42,600	1,953,886
Showa Shell Sekiyu K.K.	294,100	2,901,810
Sumitomo Corp.	123,500	1,088,434
Sumitomo Metal Industries Ltd.	896,000	2,208,179
Suzuken Co. Ltd.	36,300	1,093,774
Takeda Pharmaceutical Co. Ltd.	137,100	7,111,711
The Furukawa Electric Co. Ltd.	506,000	2,463,006
The Tokyo Electric Power Co. Inc.	96,600	3,225,399
Tohoku Electric Power Co. Inc.	55,200	1,494,065
Tokyo Gas Co. Ltd.	1,421,000	7,200,882
Toppan Printing Co. Ltd.	595,000	4,582,159
Toyota Motor Corp.	92,475	3,026,968

		128,337,750

Luxembourg — 0.5%
Reinet Investments SCA	5,461	53,169	A
SES	146,400	2,818,284

		2,871,453

44	Annual Report to Shareholders

Portfolio of Investments — Continued

International Equity Trust — Continued

	Shares	Value
Netherlands — 4.2%
Akzo Nobel NV	54,800	$2,259,806
Gemalto NV	64,800	1,624,740	A
Koninklijke (Royal) KPN N.V.	200,400	2,905,971
Koninklijke Ahold N.V.	581,500	7,146,925
Koninklijke Boskalis Westminster NV	71,500	1,660,819
Unilever NV	188,400	4,564,954
Wolters Kluwer N.V.	139,000	2,625,140

		22,788,355

Norway — 0.3%
DNB NOR ASA	475,400	1,899,037

Portugal — 1.8%
Banco Comercial Portugues SA	1,400,459	1,605,184	A
EDP – Energias de Portugal SA	1,093,500	4,121,344
Portugal Telecom SGPS SA	508,529	4,315,315

		10,041,843

Russia — 0.1%
Gazprom – ADR	44,500	637,819

Singapore — 0.7%
Olam International Ltd.	1,133,000	912,940
Singapore Press Holdings Ltd.	1,275,000	2,760,799

		3,673,739

South Korea — 1.4%
Hyundai Mobis	25,220	1,290,143	A
KT&G Corp.	69,540	4,348,243
LG Electronics Inc.	37,500	2,289,315

		7,927,701

Spain — 6.8%
Banco Bilbao Vizcaya Argentaria SA	297,800	3,654,167
Banco Santander Central Hispano SA	699,200	6,748,067
Corporacion Financiera Alba SA	35,000	1,332,212

Annual Report to Shareholders	45

	Shares	Value
Spain — Continued
Iberdrola S.A.	369,100	$3,427,165
Indra Sistemas SA	249,900	5,678,245
Mapfre SA	1,025,000	3,474,866
Red Electrica de Espana	86,400	4,377,239
Telefonica SA	374,025	8,383,944

		37,075,905

Sweden — 1.4%
Loomis AB	79,320	491,490	A
Nordea Bank AB	197,200	1,388,122
Securitas AB	396,600	3,255,372
Svenska Handelsbanken AB	161,900	2,635,223

		7,770,207

Switzerland — 11.0%
Actelion Ltd.	52,000	2,928,708	A
Aryzta AG	46,528	1,489,949	A
Baloise Holding AG	42,100	3,164,294
Compagnie Financiere Richemont SA	105,900	2,056,001
Lonza Group AG	30,600	2,828,816
Nestle SA	391,140	15,415,835
Novartis AG	239,100	11,979,983
Roche Holding AG	63,650	9,797,880
SGS SA	5,300	5,548,768
Syngenta AG	15,850	3,070,630
Zurich Financial Services AG	9,850	2,138,193

		60,419,057

United Kingdom — 21.3%
Admiral Group PLC	197,300	2,606,004
Aggreko PLC	127,000	818,185
Amec PLC	242,500	1,730,849
AstraZeneca PLC	185,000	7,495,949
BG Group PLC	488,870	6,787,356
BHP Billiton PLC	179,200	3,375,569
BP PLC	1,556,800	11,928,648
British American Tobacco PLC	211,392	5,492,675

46	Annual Report to Shareholders

Portfolio of Investments — Continued

International Equity Trust — Continued

	Shares	Value
United Kingdom — Continued
Bunzl PLC	200,500	$1,711,374
Cable & Wireless	903,500	2,043,756
Compass Group PLC	805,400	3,996,729
Diageo PLC	441,800	6,145,671
Drax Group PLC	263,300	2,134,391
GlaxoSmithKline PLC	622,574	11,557,712
HSBC Holdings PLC	1,245,575	11,921,681
Inmarsat PLC	222,000	1,515,190
Legal & General Group PLC	1,538,600	1,716,185
Petrofac Ltd.	238,500	1,193,066
Reckitt Benckiser Group PLC	147,000	5,476,400
Rio Tinto PLC	62,400	1,352,010
Royal Dutch Shell PLC	325,870	8,493,287
Royal Dutch Shell PLC – B shares	187,139	4,709,827
Standard Life PLC	888,800	2,606,167
Tesco PLC	294,428	1,533,944
Tui Travel PLC	324,500	1,096,954
Vodafone Group PLC	2,761,645	5,559,505
WS Atkins PLC	149,200	1,449,428

		116,448,512

Total Common Stocks and Equity Interests (Cost — $681,846,814)		547,861,850

Preferred Stocks — 0.3%
Germany — 0.3%
Fresenius AG	30,000	1,757,929

Total Preferred Stocks (Cost — $545,009)		1,757,929

Total Investments — 100.3% (Cost — $682,391,823)B		549,619,779
Other Assets Less Liabilities — (0.3)%		(1,720,352)

Net Assets — 100.0%		$547,899,427

N.M. — Not Meaningful.

A	Non-income producing.

Annual Report to Shareholders	47

B	At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,975,685
Gross unrealized depreciation	(154,592,589)

Net unrealized appreciation	$(137,616,904)

ADR — American Depository Receipt

See notes to financial statements.

48	Annual Report to Shareholders

Statement of Assets and Liabilities

International Equity Trust

December 31, 2008

Assets:
Investment securities at value (Cost – $682,391,823)		$549,619,779
Cash		1,213,149
Foreign currency at value (Cost – $61,525)		62,237
Receivable for securities sold		3,380,636
Dividends and interest receivable		1,060,139
Receivable for fund shares sold		487,178
Unrealized appreciation of forward currency contracts		9,307

Total assets		555,832,425
Liabilities:
Payable for securities purchased	$4,421,053
Payable for fund shares repurchased	2,677,086
Accrued management fee	336,303
Accrued distribution and service fees	166,638
Accrued expenses	269,432
Unrealized depreciation of forward currency contracts	62,486

Total liabilities		7,932,998

Net Assets		$547,899,427

Net assets consist of:
Accumulated paid-in-capital		$938,856,078
Overdistributed net investment income		(234,265)
Accumulated net realized loss on investments and foreign currency transactions		(257,917,246)
Net unrealized depreciation of investments and foreign currency translations		(132,805,140)

Net Assets		$547,899,427

Net Asset Value Per Share:
Primary ClassA (18,973,751 shares outstanding)		$10.16

Class R (248,047 shares outstanding)		$10.47

Financial Intermediary Class (3,061,820 shares outstanding)		$10.47

Institutional Class (8,229,977 shares outstanding)		$10.44

Institutional Select Class (22,462,048 shares outstanding)		$10.44

A	On February 1, 2009, Primary shares were renamed Class C shares.

See notes to financial statements.

Annual Report to Shareholders	49

Statement of Operations

International Equity Trust

For the Year Ended December 31, 2008

Investment Income:
Dividends	$33,783,545
Interest	327,018
Less: Foreign taxes withheld	(2,805,320)

Total income		$31,305,243
Expenses:
Management fees	6,265,703
Distribution and service fees:
Primary Class	3,565,193
Class R	19,446
Financial Intermediary Class	110,039
Audit and legal fees	87,441
Custodian fees	392,361
Directors’ fees and expenses	88,092
Registration fees	92,337
Reports to shareholders:
Primary Class	38,963
Class R	425
Financial Intermediary Class	4,810
Institutional Class	37,602
Institutional Select Class	23,337
Transfer agent and shareholder servicing expense:
Primary Class	246,434
Class R	13,969
Financial Intermediary Class	55,318
Institutional Class	45,023
Institutional Select Class	3,138
Other expenses	57,425

	11,147,056
Less: Expenses reimbursed by adviser	(4,186)
Compensating balance credits	(405)

Net expenses		11,142,465

Net Investment Income		20,162,778
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(254,129,095)
Foreign currency transactions	(851,105)

		(254,980,200)
Change in unrealized appreciation/(depreciation) of:
Investments and foreign currency translations	(236,006,747)
Assets and liabilities denominated in foreign currency	(44,711)

		(236,051,458)

Net Realized and Unrealized Loss on Investments		(491,031,658)

Change in Net Assets Resulting From Operations		$(470,868,880)

See notes to financial statements.

50	Annual Report to Shareholders

Statement of Changes in Net Assets

International Equity Trust

	For the Years Ended December 31,
	2008	2007
Change in Net Assets:
Net investment income	$20,162,778	$12,177,079
Net realized gain/(loss)	(254,980,200)	72,354,236
Change in unrealized appreciation/(depreciation)	(236,051,458)	(7,200,728)

Change in net assets resulting from operations	(470,868,880)	77,330,587
Distributions to shareholders from:
Net investment income:
Primary Class	(5,442,845)	(2,804,735)
Class R	(84,341)	(42,898)
Financial Intermediary Class	(1,270,703)	(699,495)
Institutional Class	(4,347,228)	(7,979,243)
Institutional Select Class	(9,857,746)	N/A	A
Net realized gain on investments:
Primary Class	—	(43,391,364)
Class R	—	(268,049)
Financial Intermediary Class	—	(4,207,742)
Institutional Class	—	(41,630,864)
Institutional Select Class	—	N/A	A
Change in net assets from fund share transactions:
Primary Class	(105,435,038)	63,360,707
Class R	1,186,022	4,025,571
Financial Intermediary Class	4,193,785	25,972,955
Institutional Class	(287,853,335)	329,046,160
Institutional Select Class	339,130,844	N/A

Change in net assets	(540,649,465)	398,711,590
Net Assets:
Beginning of year	1,088,548,892	689,837,302

End of year	$547,899,427	$1,088,548,892

(Over)/Undistributed net investment income, respectively	$(234,265)	$1,456,925

A	The Institutional Select Class commenced operations August 4, 2008.

See notes to financial statements.

Annual Report to Shareholders	51

Financial Highlights

International Equity Trust

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$19.31		$19.66		$16.06		$13.52	$11.21

Investment operations:
Net investment income	.29	A	.16	A	.04	A	.05	.02
Net realized and unrealized gain/(loss)	(9.16)		1.42		4.19		2.53	2.31

Total from investment operations	(8.87)		1.58		4.23		2.58	2.33

Distributions from:
Net investment income	(.28)		(.12)		(.01)		(.04)	(.02)
Net realized gain on investments	—		(1.81)		(.62)		—	—

Total distributions	(.28)		(1.93)		(.63)		(.04)	(.02)

Net asset value, end of year	$10.16		$19.31		$19.66		$16.06	$13.52

Total return	(45.95)%		8.27%		26.39%		19.11%	20.86%
Ratios to Average Net Assets:B
Total expenses	1.92%		1.92%		2.00%		2.11%	2.18%
Expenses net of waivers, if any	1.92%		1.92%		2.00%		2.10%	2.13%
Expenses net of all reductions	1.92%		1.91%		2.00%		2.10%	2.13%
Net investment income	1.86%		.75%		.21%		.42%	.25%
Supplemental Data:
Portfolio turnover rate	114.4%		119.9%		111.2%		118.0%	114.7%
Net assets, end of year (in thousands)	$192,768		$505,182		$449,534		$244,899	$180,864

A	Computed using average daily shares outstanding.

B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

52	Annual Report to Shareholders

Financial Highlights — Continued

International Equity Trust — Continued

Class R:

	Years Ended December 31,
	2008		2007		2006C
Net asset value, beginning of year	$19.95		$20.32		$20.33

Investment operations:
Net investment income	.34	A	.07	A	—	A,D
Net realized and unrealized gain/(loss)	(9.47)		1.64		(.01)

Total from investment operations	(9.13)		1.71		(.01)

Distributions from:
Net investment income	(.35)		(.27)		—
Net realized gain on investments	—		(1.81)		—

Total distributions	(.35)		(2.08)		—

Net asset value, end of year	$10.47		$19.95		$20.32

Total return	(45.80)%		8.67%		(.05	)%E
Ratios to Average Net Assets:B
Total expenses	1.71%		1.96%		1.40	%F
Expenses net of waivers, if any	1.60%		1.60%		1.40	%F
Expenses net of all reductions	1.60%		1.60%		1.40	%F
Net investment income (loss)	2.17%		.31%		(1.35	)%F
Supplemental Data:
Portfolio turnover rate	114.4%		119.9%		111.2	%E
Net assets, end of year (in thousands)	$2,598		$3,712		$10

C	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

D	Amount less than $.01 per share.

E	Not annualized.

F	Annualized.

See notes to financial statements.

Annual Report to Shareholders	53

Financial Intermediary Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$20.01		$20.33		$16.54		$13.94	$11.53

Investment operations:
Net investment income	.40	A	.30	A	.16	A	.18	.11
Net realized and unrealized gain/(loss)	(9.51)		1.48		4.34		2.60	2.38

Total from investment operations	(9.11)		1.78		4.50		2.78	2.49

Distributions from:
Net investment income	(.43)		(.29)		(.09)		(.18)	(.08)
Net realized gain on investments	—		(1.81)		(.62)		—	—

Total distributions	(.43)		(2.10)		(.71)		(.18)	(.08)

Net asset value, end of year	$10.47		$20.01		$20.33		$16.54	$13.94

Total return	(45.54)%		9.03%		27.28%		20.03%	21.72%
Ratios to Average Net Assets:B
Total expenses	1.22%		1.20%		1.27%		1.43%	1.55%
Expenses net of waivers, if any	1.22%		1.20%		1.27%		1.35%	1.39%
Expenses net of all reductions	1.22%		1.20%		1.27%		1.35%	1.39%
Net investment income	2.51%		1.39%		.86%		1.20%	1.00%
Supplemental Data:
Portfolio turnover rate	114.4%		119.9%		111.2%		118.0%	114.7%
Net assets, end of year (in thousands)	$32,050		$54,058		$30,502		$15,710	$13,661

See notes to financial statements.

54	Annual Report to Shareholders

Financial Highlights — Continued

International Equity Trust — Continued

Institutional Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$19.99		$20.29		$16.50		$13.98	$11.56

Investment operations:
Net investment income	0.53	A	.39	A	.17	A	.18	.14
Net realized and unrealized gain/(loss)	(9.60)		1.46		4.39		2.64	2.39

Total from investment operations	(9.07)		1.85		4.56		2.82	2.53

Distributions from:
Net investment income	(.48)		(.34)		(.15)		(.30)	(.11)
Net realized gain on investments	—		(1.81)		(.62)		—	—

Total distributions	(.48)		(2.15)		(.77)		(.30)	(.11)

Net asset value, end of year	$10.44		$19.99		$20.29		$16.50	$13.98

Total return	(45.38)%		9.40%		27.70%		20.38%	22.06%
Ratios to Average Net Assets:B
Total expenses	.86%		.84%		.93%		1.01%	1.07%
Expenses net of waivers, if any	.86%		.84%		.93%		1.01%	1.07%
Expenses net of all reductions	.86%		.84%		.93%		1.01%	1.07%
Net investment income	3.06%		1.83%		.88%		1.30%	1.29%
Supplemental Data:
Portfolio turnover rate	114.4%		119.9%		111.2%		118.0%	114.7%
Net assets, end of year (in thousands)	$85,952		$525,597		$209,791		$21,475	$8,618

See notes to financial statements.

Annual Report to Shareholders	55

Institutional Select Class:

	Period Ended December 31, 2008G
Net asset value, beginning of year	$16.48

Investment operations:
Net investment income	.11	A
Net realized and unrealized loss	(5.69)

Total from investment operations	(5.58)

Distributions from:
Net investment income	(.46)

Total distributions	(.46)

Net asset value, end of year	$10.44

Total return	(33.81	)%E
Ratios to Average Net Assets:B
Total expenses	.85	%F
Expenses net of waivers, if any	.85	%F
Expenses net of all reductions	.85	%F
Net investment income	2.25	%F
Supplemental Data:
Portfolio turnover rate	114.4	%E
Net assets, end of year (in thousands)	$234,531

G	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

See notes to financial statements.

56	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Global Trust, Inc.

1.	Organization and Significant Accounting Policies:

The Legg Mason Global Trust, Inc. (“Corporation”), consisting of the Emerging Markets Trust (“Emerging Markets”) and the International Equity Trust (“International Equity”) (each a “Fund”), is registered under the Investment Company Act of 1940 as amended (“1940 Act”), as an open-end investment company. Emerging Markets and International Equity are diversified Funds.

Each Fund has at least four authorized classes of shares: Primary Class, Financial Intermediary Class, Institutional Class and Institutional Select Class. International Equity has one additional authorized class of shares: Class R. The income and expenses of Emerging Markets and International Equity are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged on Primary Class, Class R and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Investment Valuation

The Funds’ securities are valued under policies approved by and under the general oversight of the Board of Directors. Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for reporting methods of measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically

Annual Report to Shareholders	57

traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Corporation’s Board of Directors.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Emerging Markets Trust

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$308,041,534	$84,595,003	$223,446,531	—
Other Financial Instruments*	(34,377)	—	(34,377)	—

Total	$308,007,157	$84,595,003	$223,412,154	—

*	Other financial instruments include options, futures, swaps and forward contracts.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2007	—	—
Accrued Premiums/Discounts	—
Realized Gain (Loss)	$(402,567)
Change in unrealized appreciation (depreciation)	414,679
Net purchases (sales)	(12,112)

Balance as of December 31, 2008	$—	—

58	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

International Equity Trust

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$549,619,779	$17,560,709	$532,059,070	—
Other Financial Instruments*	(53,179)	—	$(53,179)	—

Total	$549,566,600	$17,560,709	$532,005,891	—

*	Other financial instruments include options, futures, swaps and forward contracts.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended December 31, 2008, security transactions (excluding short-term investments) were:

	Purchases		Proceeds From Sales
	U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other
Emerging Markets	—	$512,289,703	—	$352,716,324
International Equity	—	$960,305,421	—	$951,558,608

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 pm Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities for each fund.

Repurchase Agreements

Each Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it

Annual Report to Shareholders	59

is each Fund’s policy that its custodian, acting on the Fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market daily in an effort to ensure the adequacy of the collateral. If the counterparty defaults, a fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which a fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

Compensating Balance Credits

The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on each Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, which are calculated at the class level, if available, will be paid annually for Emerging Markets and International Equity. Net capital gain distributions are calculated at the composite level. Each Fund distributes substantially all of its net capital gain, if any, annually in June. If necessary, a second distribution of such gains will be paid to avoid imposition of a federal excise tax. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within a Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid and restricted securities. Securities are deemed “illiquid” if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Illiquid securities are valued at fair value under procedures approved by or under the general oversight of the Board of Directors. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted and/or illiquid securities are denoted on a Fund’s portfolio of investments.

60	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Other

In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	Federal Income Taxes:

It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

Generally Accepted Accounting Principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss
Emerging Markets Trust[a]	$(1,582,825)	$1,582,825

International Equity Trust[b]	(851,105)	851,105

[a]

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies, book/tax differences in the treatment of foreign withholding taxes and book/tax differences in the treatment of distributions.

[b]	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

Annual Report to Shareholders	61

Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2008 were as follows:

Distributions paid from:	Emerging Markets Trust	International Equity Trust
Ordinary Income	$7,133,858	$21,002,863
Net Long-term Capital Gains	1,816,392	—

Total Distributions Paid	$8,950,250	$21,002,863

The tax character of distributions paid during the fiscal year ended December 31, 2007 were as follows:

Distributions paid from:	Emerging Markets Trust	International Equity Trust
Ordinary Income	$40,025,338	$45,972,104
Net Long-term Capital Gains	55,947,622	55,052,287

Total Distributions Paid	$95,972,960	$101,024,391

62	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Accumulated Earnings on a Tax Basis:

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Emerging Markets Trust	International Equity Trust
Undistributed ordinary income — net	$3,450,919	$—
Capital loss carryforward*	(16,868,756)	(145,707,230)
Other book/tax temporary differences	(67,015,837)[a]	(107,599,421)[c]
Unrealized appreciation/(depreciation)	(161,882,425)[b]	(137,650,000)[b]

Total accumulated earnings/(losses) — net	$(242,316,099)	$(390,956,651)

*	As of the taxable year ended December 31, 2008, the following capital loss carryforwards are available:

Year of Expiration	Emerging Markets Trust	International Equity Trust
12/31/2016	$(16,868,756)	$(145,707,230)

These amounts will be available to offset any future taxable capital gains.

[a]

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

[b]	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

[c]

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of post-October capital and currency losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

Tax Cost of Investments:

As of December 31, 2008, the aggregate cost of investments for federal income tax purposes were as follows:

Emerging Markets Trust	$469,836,985
International Equity Trust	687,236,683

Annual Report to Shareholders	63

3.	Financial Instruments:

Emerging Market Securities

Each Fund invests in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Each Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Each Fund’s investments in securities of issuers located in less developed countries considered to be “emerging markets” involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose each Fund to operational and other risks as well.

Some countries may have restrictions that could limit each Fund’s access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject each Fund to increased volatility or substantial declines in value.

Each Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. Each Fund accrues such taxes when the related income is earned or gains are realized.

Gains realized upon disposition of Indian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to the repatriation of sales proceeds. As of December 31, 2008, there were deferred tax liabilities accrued on unrealized gains of $654 for Emerging Markets. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

Forward Currency Exchange Contracts

As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

64	Annual Report to Shareholders

Forward foreign currency contracts are marked to market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

At December 31, 2008, open forward currency exchange contracts (expressed in the contractual currency) were:

Emerging Markets

		Contract to
Broker	Settlement Date		Receive		Deliver	Unrealized Gain/(Loss)
State Street Bank and Trust Co.	1/2/09	USD	$255,265	ZAR	$2,472,368	$(11,991)
State Street Bank and Trust Co.	1/5/09	ZAR	624,533	USD	64,799	2,646

						$(9,345)

USD — United States dollar

ZAR — South African rand

At December 31, 2008, International Equity did not have any open forward currency exchange contracts.

4.	Transactions With Affiliates:

Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at a specified annual rate of each Fund’s average daily net assets.

Annual Report to Shareholders	65

LMFA currently intends to voluntarily waive fees or reimburse expenses to the extent each Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month the annual rates of average daily net assets specified below. For the year ended December 31, 2008, LMFA reimbursed Emerging Markets $325,661 and International Equity $4,186. The voluntary waivers are currently expected to continue until April 30, 2009, but may be terminated at any time. The following chart shows annual rates of management fees, and expense limits.

			Year Ended December 31, 2008
Fund	Management Fee	Expense Limitation	Management Fees Waived
Emerging Markets
Primary Class	1.00%	2.25%	$10,811
Financial Intermediary Class	1.00%	1.50%	241
Institutional Class	1.00%	N/A	3,069
Institutional Select Class	1.00%	1.25%	74
International Equity
Primary Class	0.75%	2.10%	—
Class R	0.75%	1.60%	—
Financial Intermediary Class	0.75%	1.35%	—
Institutional Class	0.75%	N/A	—
Institutional Select Class	0.75%	1.10%	—

Batterymarch Financial Management, Inc. (“Batterymarch”) serves as investment adviser to Emerging Markets and International Equity. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 75% of the fee received by LMFA from Emerging Markets and 66 2/3% of the fee received by LMFA from International Equity.

66	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor for the Funds. LMIS receives an annual distribution fee and an annual service fee based on each Fund’s respective Class’s average daily net assets, calculated daily and payable monthly, as follows:

			Year Ended December 31, 2008
	Distribution Fee	Service Fee	Distribution Fees Waived
Emerging Markets
Primary Class	0.75%	0.25%	$—
Financial Intermediary Class	—	0.25%	—
International Equity
Primary Class	0.75%	0.25%	—
Class R	0.25%	0.25%	—
Financial Intermediary Class	—	0.25%	—

A

The Rule 12b-1 plans for Class R and the Financial Intermediary Class provide for payments of distribution and service fees to LMIS at an annual rate of 0.75% and 0.40% of each class’s average daily net assets respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Corporation has currently approved payments under the plans of 0.50% and 0.25% of the average daily net assets of Class R and Financial Intermediary Class, respectively.

LMFA, Batterymarch and LMIS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the funds until distributed in accordance with the Plan.

5.	Line of Credit:

The Funds, along with certain other Legg Mason Funds, participate in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. Neither Fund utilized the line of credit during the year ended December 31, 2008.

Annual Report to Shareholders	67

6.	Fund Share Transactions:

At December 31, 2008, there were 125,000,000 shares authorized at $.001 par value for each of Primary Class and Institutional Class of Emerging Markets. At December 31, 2008, there were 100,000,000 shares authorized at $.001 par value for the Financial Intermediary and Institutional Select Classes of Emerging Markets. At December 31, 2008, there were 125,000,000 shares authorized at $.001 par value for each of the Primary and Institutional Classes of International Equity, 100,000,000 shares authorized at $.001 par value for its Financial Intermediary and Institutional Select Classes, and 500,000,000 shares authorized at $.001 par value for Class R. Share transactions were:

Emerging Markets Trust

	Year Ended December 31, 2008				Year Ended December 31, 2007
	Shares		Amount		Shares		Amount
Primary Class
Shares sold	4,363,133		$100,601,916		3,958,470		$111,826,605
Shares issued on reinvestment	272,897		6,983,473		3,001,394		81,074,069
Shares repurchased	(7,968,732)		(154,682,627)		(3,558,251)		(94,824,312)

Net Increase (Decrease)	(3,332,702)		$(47,097,238)		3,401,613		$98,076,362

Financial Intermediary Class
Shares sold	841,309		$15,858,715		239,800	A	$6,449,810	A
Shares issued on reinvestment	4,507		117,039		42,317	A	1,154,838	A
Shares repurchased	(244,772)		(5,181,608)		(10,589	)A	(312,427	)A

Net Increase	601,044		$10,794,146		271,528		$7,292,221

Institutional Class
Shares sold	10,144,543		$219,814,627		1,303,588		$35,969,551
Shares issued on reinvestment	68,693		1,786,035		350,169		9,560,849
Shares repurchased	(3,558,038)		(53,007,650)		(721,366)		(20,724,035)

Net Increase	6,655,198		$168,593,012		932,391		$24,806,365

Institutional Select Class
Shares sold	1,740,292	B	$21,796,495	B	N/A		N/A
Shares repurchased	(1,984	)B	(24,993	)B	N/A		N/A

Net Increase	1,738,308		$21,771,502		N/A		N/A

A	For the period June 29, 2007 (commencement of operations) to December 31, 2007.

B	For the period August 29, 2008 (commencement of operations) to December 31, 2008.

N/A	— Not applicable.

68	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

International Equity Trust

	Year Ended December 31, 2008				Year Ended December 31, 2007
	Shares		Amount		Shares	Amount
Primary Class
Shares sold	2,222,996		$35,672,037		5,812,392	$119,576,610
Shares issued on reinvestment	516,917		5,430,997		2,284,696	43,552,445
Shares repurchased	(9,928,473)		(146,538,072)		(4,805,739)	(99,768,348)

Net Increase (Decrease)	(7,188,560)		$(105,435,038)		3,291,349	$63,360,707

Class R
Shares sold	131,397		$2,290,836		182,571	$3,994,557
Shares issued on reinvestment	7,903		84,340		16,049	310,948
Shares repurchased	(77,377)		(1,189,154)		(12,988)	(279,934)

Net Increase	61,923		$1,186,022		185,632	$4,025,571

Financial Intermediary Class
Shares sold	885,050		$13,039,318		1,358,495	$29,846,239
Shares issued on reinvestment	104,447		1,100,692		226,883	4,446,271
Shares repurchased	(628,853)		(9,946,225)		(384,878)	(8,319,555)

Net Increase	360,644		$4,193,785		1,200,500	$25,972,955

Institutional Class
Shares sold	5,760,493		$97,911,761		16,719,066	$351,084,037
Shares issued on reinvestment	359,905		4,001,038		2,439,382	47,934,407
Shares repurchased	(24,177,376)		(389,766,134)		(3,212,844)	(69,972,284)

Net Increase (Decrease)	(18,056,978)		$(287,853,335)		15,945,604	$329,046,160

Institutional Select Class
Shares sold	22,785,392	A	$344,536,594	A	N/A	N/A
Shares issued on reinvestment	963,612	A	9,857,746	A	N/A	N/A
Shares repurchased	(1,286,956	)A	(15,263,496	)A	N/A	N/A

Net Increase	22,462,048		$339,130,844		N/A	N/A

A	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

N/A — Not applicable.

Annual Report to Shareholders	69

7.	Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim reporting periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

70	Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Global Trust, Inc. and to the Shareholders of Emerging Markets Trust and International Equity Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Trust and International Equity Trust (two of the portfolios comprising Legg Mason Global Trust, Inc., the “Funds”) at December 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 27, 2009

Annual Report to Shareholders	71

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

	Emerging Markets Trust		International Equity Trust
Record Date:	6/18/2008		6/18/2008	12/26/2008
Payable Date:	6/20/2008		6/20/2008	12/29/2008

Ordinary Income:
Qualified Dividend Income for Individuals	10.90%		55.97%	100.00%

Foreign Source Income	0.20	%*	—	100.00	%*

Foreign Taxes Paid Per Share	$0.001395		$—	$0.054618

Long-Term Capital Gain Dividend	$0.076000		$—	$—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by a Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

72	Annual Report to Shareholders

Directors and Officers

The table below provides information about the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary c/o Legal and Compliance Department, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B
Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1993	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc, and Western Asset Debt Securities plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986- 2000).

Annual Report to Shareholders	73

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
McGovern, Jill E. (1944) Director	Since 1993	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non- profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972- 2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professional Lecturer in Organizational Sciences, The George Washington University, since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).

74	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Tarola, Robert M. (1950) Director	Since 2004	14	Director of TeleTech Holdings, Inc. (business process outsourcing)	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Formerly: Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals and materials) (1999 to 2008), and of MedStar Health, Inc. (hospitals and healthcare) (1996 to 1999); Partner, Price Waterhouse LLP (accounting and auditing) from (1984 to 1996).

INTERESTED DIRECTORS:C

Fetting, Mark R. (1954) Chairman and Director	Director since 2002 and Chairman since 2008.	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001- 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

Annual Report to Shareholders	75

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Odenath, David R. 1957 President and Director	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In- Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

76	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS:D

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1993	14	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003- present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Adviser and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Annual Report to Shareholders	77

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

Hughes, Wm. Shane (1968) Treasurer	Since 2006	11	None	Assistant Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY

CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE

COMMISSION WEBSITE (http://www.sec.gov).

A

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the Funds’ investment adviser or their affiliated entities (including the Funds’ principal underwriter) or Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Corporation are interested persons (as defined in the 1940 Act).

78	Annual Report to Shareholders

Board Consideration of Legg Mason Global Trust, Inc.’s Investment Advisory Agreements and Management Agreements

At its November 2008 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreements between Legg Mason Fund Adviser, Inc. (the “Manager”) and Legg Mason Global Trust, Inc. (“Global Trust”), on behalf of Legg Mason Emerging Markets Trust and Legg Mason International Equity Trust (each, a “Fund”), and the Investment Advisory Agreements between the Manager and Batterymarch Financial Management, Inc. (the “Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of the relevant Fund and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to the relevant Fund. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of the relevant Fund and its shareholders.

Prior to the Board action, the Independent Directors met as a committee, together with experienced 1940 Act counsel, to consider their recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Global Trust requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors met in executive session in October 2008, at which time they reviewed and analyzed materials relating to each Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio managers of each Fund or others make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing

Annual Report to Shareholders	79

performance, the Board compared the returns of each Fund to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board noted the performance record of each Fund and the measures that the Manager and the Adviser were taking in an effort to maintain or achieve attractive long-term performance. The Board considered whether a reduction in assets under management would adversely affect the resources available to the Manager and the Adviser. The Board also considered the level of service provided by the Manager to each Fund, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for each Fund. The Board also reviewed the Adviser’s policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to each Fund and profitability for the Manager and its affiliates from their overall association with each Fund. The Board reviewed information about the advisory fee schedule and overall expense ratio of each Fund and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Manager and the Adviser in providing service to Global Trust were shared with Global Trust, the Board satisfied itself that the fees paid by each Fund at its current asset level are appropriate and noted that the Manager has agreed to voluntarily waive fees for each Fund. The Board also compared the advisory fee schedule for each Fund to the advisory fees charged by the Manager and the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Manager and the Adviser to each Fund and to the other accounts. Finally, the Board considered other benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to each Fund.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of the relevant Fund.

Notes

Notes

Notes

Fund Information

Investment Advisers

Batterymarch Financial Management, Inc.

Boston, MA

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

Tax-Free Bond Fund Maryland Tax-Free Income Trust	Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings, as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each Fund. For a free prospectus for these or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary and Class R Shareholders	For FI, I and IS Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-042/A (02/09) TN09-4343

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Global Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $77,600

Fiscal Year Ended December 31, 2008 – $77,700

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $4,800

Fiscal Year Ended December 31, 2008 – $9,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $392,049

Fiscal Year Ended December 31, 2008 – $314,000

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Trust, Inc.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Global Trust, Inc.

Date: March 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Global Trust, Inc.

Date: March 3, 2009

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Global Trust, Inc.

Date: March 3, 2009